Earnings per share	12 Months Ended
Dec. 31, 2023
Earnings per share [abstract]
Earnings per share	Earnings per share
a)Basic
Basic earnings per share is calculated by dividing net income attributable to equity holders of PagSeguro Digital by the weighted average number of common shares issued and outstanding during years ended December 31, 2023, 2022 and 2021:

	For the year ended December 31,
	2023	2022	2021

Profit attributable to shareholders of the Company	1,653,684	1,504,768	1,166,102
Weighted average number of outstanding common shares (thousands)	321,806,480	327,110,295	330,310,786
Basic earnings per share - R$	5.1387	4.6002	3.5303
b)Diluted
Diluted earnings per share is calculated by dividing net income attributable to equity holders of PagSeguro Digital by the weighted average number of common shares outstanding during the year plus the weighted average number of common shares that would be issued on conversion of all dilutive potential common shares into common shares. The share in the LTIP and LTIP Goals are the only shares with potential dilutive effect. In this case, a calculation is done to determine the number of shares that could have been acquired at fair value.

	For the year ended December 31,
	2023	2022	2021

Profit used to determine diluted earnings per share	1,653,684	1,504,768	1,166,102
Weighted average number of outstanding common shares (thousands)	321,806,480	327,110,295	330,310,786
Weighted average number of shares that would have been issued at average market price	2,149,097	2,124,398	1,864,038
Weighted average number of common shares for diluted earnings per share (thousands)	323,955,577	329,234,693	332,174,824
	5.1047	4.5705	3.5105
The weighted average number of outstanding common shares decreased due to the repurchase of common shares (treasury shares).